UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08416
Touchstone Variable Series Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
Registrant's telephone number, including area code:
800-638-8194
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024

Item 1. Reports to Stockholders.

    (a) The Report to Shareholders is attached herewith.

Touchstone Balanced Fund CLASS SC

Touchstone Balanced Fund CLASS I

Touchstone Bond Fund CLASS SC

Touchstone Bond Fund CLASS I

Touchstone Common Stock Fund CLASS SC

Touchstone Common Stock Fund CLASS I

Touchstone Small Company Fund CLASS I

Touchstone Balanced Fund
CLASS SC
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Balanced Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class SC	$84	0.79%
Management’s Discussion of Fund Performance
The Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising approximately 60% equity securities and 40% fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Fund's Class SC shares performance was 13.62% for the reporting period.
Economic growth exceeded expectations over the period which contributed to robust equities gains, although with narrow market breadth. Interest rates experienced elevated volatility over the 12 month period as investors adjusted their expectations for Federal Reserve policy in response to developing economic data. Credit spreads tightened over the same period and have recently been range bound near their historical tights as investors anticipate a continued expansion for the U.S. economy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Equities Allocation	Positive	The Fund was overweight equities relative to a blended benchmark comprised of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index in a period where equities outperformed fixed income.
Equity Selection	Negative	The Fund’s equity positions overall, and within the Information Technology sector in particular, had a negative impact on relative performance.
Fixed Income Selection	Positive	Fixed income was a positive contributor due to positive security selection among investment grade and high yield corporate bonds, and structured securities.
Over the past 12 months the Fund has taken advantage of periods of strong performance to trim equity exposure as valuations became stretched. The equity allocation was primarily concentrated in U.S. large cap securities. The Fund’s fixed income allocation continued to be overweight risk within Investment Grade Credit and Securitized but moved up in quality as credit spreads compressed to historically tight levels.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class SC1	13.62%	9.58%	8.37%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
Russell 3000® Index	23.81%	13.86%	12.55%
60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index	14.87%	8.83%	8.57%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.04%	8.67%	8.52%
[1]	The inception date was April 13, 2021. Performance information was calculated using the historical performance of Class I shares for the periods prior to April 13, 2021.
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$49,363,978
Total number of portfolio holdings	201
Total advisory fees paid	$278,958
Portfolio turnover rate	81%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Common Stocks	62.3%
Corporate Bonds	19.6%
U.S. Treasury Obligations	10.0%
Commercial Mortgage-Backed Securities	3.5%
U.S. Government Mortgage-Backed Obligations	3.5%
Sovereign Government Obligations	0.3%
Short-Term Investment Fund	0.4%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	47.4%
AA/Aa	6.7%
A/A	18.5%
BBB/Baa	27.4%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Balanced Fund
CLASS I
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Balanced Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$84	0.79%
Management’s Discussion of Fund Performance
The Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising approximately 60% equity securities and 40% fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Fund's Class I shares performance was 13.59% for the reporting period.
Economic growth exceeded expectations over the period which contributed to robust equities gains, although with narrow market breadth. Interest rates experienced elevated volatility over the 12 month period as investors adjusted their expectations for Federal Reserve policy in response to developing economic data. Credit spreads tightened over the same period and have recently been range bound near their historical tights as investors anticipate a continued expansion for the U.S. economy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Equities Allocation	Positive	The Fund was overweight equities relative to a blended benchmark comprised of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index in a period where equities outperformed fixed income.
Equity Selection	Negative	The Fund’s equity positions overall, and within the Information Technology sector in particular, had a negative impact on relative performance.
Fixed Income Selection	Positive	Fixed income was a positive contributor due to positive security selection among investment grade and high yield corporate bonds, and structured securities.
Over the past 12 months the Fund has taken advantage of periods of strong performance to trim equity exposure as valuations became stretched. The equity allocation was primarily concentrated in U.S. large cap securities. The Fund’s fixed income allocation continued to be overweight risk within Investment Grade Credit and Securitized but moved up in quality as credit spreads compressed to historically tight levels.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	13.59%	9.57%	8.36%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
Russell 3000® Index	23.81%	13.86%	12.55%
60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index	14.87%	8.83%	8.57%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.04%	8.67%	8.52%
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$49,363,978
Total number of portfolio holdings	201
Total advisory fees paid	$278,958
Portfolio turnover rate	81%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Common Stocks	62.3%
Corporate Bonds	19.6%
U.S. Treasury Obligations	10.0%
Commercial Mortgage-Backed Securities	3.5%
U.S. Government Mortgage-Backed Obligations	3.5%
Sovereign Government Obligations	0.3%
Short-Term Investment Fund	0.4%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	47.4%
AA/Aa	6.7%
A/A	18.5%
BBB/Baa	27.4%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Bond Fund
CLASS SC
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Bond Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class SC	$92	0.91%
Management’s Discussion of Fund Performance
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. Government and foreign sovereign debt) and corporate debt securities. The Fund primarily invests in investment-grade debt securities but may invest up to 30% of total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization.
The Fund's Class SC shares performance was 1.96% for the reporting period.
Financial market volatility was elevated in the face of changing monetary policy, mixed economic indicators, and increased geopolitical risks. Interest rates moved higher over the 12 months as investors adjusted their expectations for Federal Reserve policy due to developing economic data. Credit spreads tightened over the same period and were range bound near their historical tights as investors anticipate a continued expansion for the U.S. economy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Interest Rate Management	Positive	Interest rates have been extremely volatile and as a result the Fund tactically adjusted duration positioning over the 12 months. In addition, the Fund was biased for a steeper curve which benefitted performance. The aggregate impact from interest rate management was marginally positive to relative performance.
Investment Grade Corporates and Emerging Market Debt Allocations	Positive	Over the 12 months the Fund had overweight allocations to Investment Grade Corporates and Emerging Market Debt, which both outperformed and contributed to relative performance.
Investment Grade Corporates and Securitized Positions	Positive	The Fund’s positions within Investment Grade Corporates and Securitized contributed to relative performance.
High Yield Credit Protection	Negative	The Fund maintained credit default swap protection on High Yield Credit which underperformed as spreads tightened over the year.
Over the 12 months the Fund reduced its risk budget target. As a result, the Fund largely eliminated the Emerging Market Debt allocation and also moved up in quality within Investment Grade Corporates and Securitized products as spreads were at historically tight levels and the risk/reward was skewed to the downside.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class SC1	1.96%	0.08%	1.02%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
[1]	The inception date was July 10, 2019. Performance information was calculated using the historical performance of Class I shares for the periods prior to July 10, 2019.
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$47,217,234
Total number of portfolio holdings	228
Total advisory fees paid	$194,862
Portfolio turnover rate	181%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Corporate Bonds	46.5%
U.S. Treasury Obligations	19.9%
Commercial Mortgage-Backed Securities	8.6%
Non-Agency Collateralized Mortgage Obligations	6.0%
U.S. Government Mortgage-Backed Obligations	6.0%
Asset-Backed Securities	5.4%
Agency Collateralized Mortgage Obligations	3.6%
Sovereign Government Obligations	1.0%
Short-Term Investment Fund	2.1%
Other Assets/Liabilities (Net)	0.9%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	42.1%
AA/Aa	7.5%
A/A	16.0%
BBB/Baa	30.0%
BB/Ba	0.2%
B/B	0.8%
CC	0.1%
Not Rated	3.3%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Bond Fund
CLASS I
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Bond Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$62	0.61%
Management’s Discussion of Fund Performance
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. Government and foreign sovereign debt) and corporate debt securities. The Fund primarily invests in investment-grade debt securities but may invest up to 30% of total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization.
The Fund's Class I shares performance was 2.19% for the reporting period.
Financial market volatility was elevated in the face of changing monetary policy, mixed economic indicators, and increased geopolitical risks. Interest rates moved higher over the 12 months as investors adjusted their expectations for Federal Reserve policy due to developing economic data. Credit spreads tightened over the same period and were range bound near their historical tights as investors anticipate a continued expansion for the U.S. economy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Interest Rate Management	Positive	Interest rates have been extremely volatile and as a result the Fund tactically adjusted duration positioning over the 12 months. In addition, the Fund was biased for a steeper curve which benefitted performance. The aggregate impact from interest rate management was marginally positive to relative performance.
Investment Grade Corporates and Emerging Market Debt Allocations	Positive	Over the 12 months the Fund had overweight allocations to Investment Grade Corporates and Emerging Market Debt, which both outperformed and contributed to relative performance.
Investment Grade Corporates and Securitized Positions	Positive	The Fund’s positions within Investment Grade Corporates and Securitized contributed to relative performance.
High Yield Credit Protection	Negative	The Fund maintained credit default swap protection on High Yield Credit which underperformed as spreads tightened over the year.
Over the 12 months the Fund reduced its risk budget target. As a result, the Fund largely eliminated the Emerging Market Debt allocation and also moved up in quality within Investment Grade Corporates and Securitized products as spreads were at historically tight levels and the risk/reward was skewed to the downside.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	2.19%	0.24%	1.25%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$47,217,234
Total number of portfolio holdings	228
Total advisory fees paid	$194,862
Portfolio turnover rate	181%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Corporate Bonds	46.5%
U.S. Treasury Obligations	19.9%
Commercial Mortgage-Backed Securities	8.6%
Non-Agency Collateralized Mortgage Obligations	6.0%
U.S. Government Mortgage-Backed Obligations	6.0%
Asset-Backed Securities	5.4%
Agency Collateralized Mortgage Obligations	3.6%
Sovereign Government Obligations	1.0%
Short-Term Investment Fund	2.1%
Other Assets/Liabilities (Net)	0.9%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	42.1%
AA/Aa	7.5%
A/A	16.0%
BBB/Baa	30.0%
BB/Ba	0.2%
B/B	0.8%
CC	0.1%
Not Rated	3.3%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Common Stock Fund
CLASS SC
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Common Stock Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class SC	$102	0.92%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation. The Fund invests at least 80% of its assets in large capitalization equity securities. The Fund’s sub-adviser, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place.
The Fund's Class SC shares performance was 21.26% for the reporting period.
The U.S. equity market closed out 2024 with a second consecutive year of substantial gains, with the S&P 500® Index logging a 25.02% return – the first time the S&P 500® Index has had back-to-back 20%+ years since 1998. The macroeconomic focus of the year largely revolved around Federal Reserve policy and market implications of the election cycle.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Real Estate Sector	Positive	Exposure to non-index holding Jones Lang LaSalle contributed to fund performance.
Semiconductor & Semiconductor Equipment Industry	Negative	The Fund’s underweight to this industry relative to the S&P 500® Index was the largest detractor from fund performance. The Fund’s stocks within this industry also underperformed the S&P 500® Index holdings within the industry.
Communication Services Sector	Positive	Allocation and selection within the sector was a significant contributor to fund performance.
Information Technology Sector	Negative	The Information Technology sector was the largest detractor among the Fund’s sector exposures. The Fund’s positions within the sector were also detractors from fund performance.
The decrease in weight in the Financials sector relative to the benchmark was the largest sector related change in the Fund during the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class SC1	21.26%	14.69%	12.08%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 1000® Index	24.51%	14.28%	12.87%
S&P 500® Index	25.02%	14.53%	13.10%
[1]	The inception date was July 10, 2019. Performance information was calculated using the historical performance of Class I shares for the periods prior to Jul 10, 2019.
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$206,427,484
Total number of portfolio holdings	46
Total advisory fees paid	$1,057,279
Portfolio turnover rate	9%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	31.9%
Communication Services	15.8%
Financials	13.7%
Health Care	12.7%
Consumer Discretionary	9.0%
Industrials	6.8%
Consumer Staples	4.1%
Energy	2.6%
Materials	1.9%
Real Estate	1.4%
Short-Term Investment Fund	0.2%
Other Assets/Liabilities (Net)	(0.1)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Common Stock Fund
CLASS I
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Common Stock Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$81	0.73%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation. The Fund invests at least 80% of its assets in large capitalization equity securities. The Fund’s sub-adviser, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place.
The Fund's Class I shares performance was 21.48% for the reporting period.
The U.S. equity market closed out 2024 with a second consecutive year of substantial gains, with the S&P 500® Index logging a 25.02% return – the first time the S&P 500® Index has had back-to-back 20%+ years since 1998. The macroeconomic focus of the year largely revolved around Federal Reserve policy and market implications of the election cycle.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Real Estate Sector	Positive	Exposure to non-index holding Jones Lang LaSalle contributed to fund performance.
Semiconductor & Semiconductor Equipment Industry	Negative	The Fund’s underweight to this industry relative to the S&P 500® Index was the largest detractor from fund performance. The Fund’s stocks within this industry also underperformed the S&P 500® Index holdings within the industry.
Communication Services Sector	Positive	Allocation and selection within the sector was a significant contributor to fund performance.
Information Technology Sector	Negative	The Information Technology sector was the largest detractor among the Fund’s sector exposures. The Fund’s positions within the sector were also detractors from fund performance.
The decrease in weight in the Financials sector relative to the benchmark was the largest sector related change in the Fund during the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	21.48%	14.91%	12.36%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 1000® Index	24.51%	14.28%	12.87%
S&P 500® Index	25.02%	14.53%	13.10%
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$206,427,484
Total number of portfolio holdings	46
Total advisory fees paid	$1,057,279
Portfolio turnover rate	9%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	31.9%
Communication Services	15.8%
Financials	13.7%
Health Care	12.7%
Consumer Discretionary	9.0%
Industrials	6.8%
Consumer Staples	4.1%
Energy	2.6%
Materials	1.9%
Real Estate	1.4%
Short-Term Investment Fund	0.2%
Other Assets/Liabilities (Net)	(0.1)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Small Company Fund
CLASS I
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Touchstone Small Company Fund (“Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$81	0.76%
Management’s Discussion of Fund Performance
The Fund normally invests at least 80% of its assets in small-capitalization companies and seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund's Class I shares performance was 13.70% for the reporting period.
The market environment for small cap equities was positive for the year ending December 31, 2024. Small cap equity quarterly returns, measured by the Russell 2000 Index, were the following for the quarters ending: March 31, 2024 5.18%; June 30, 2024 (-3.28%); September 30, 2024 9.27%; and December 31, 2024 0.33%.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Energy and Consumer Discretionary sectors	Positive	The Fund's positions within the two sectors were the top contributors to fund performance.
Financials and Consumer Staples sectors	Negative	The Fund's positions within the sectors detracted from fund performance.
The portfolio purchased sixteen new positions and exited fourteen positions. There were no material sector allocation changes over 2%.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	13.70%	10.83%	10.19%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 2000® Index	11.54%	7.40%	7.82%
Past performance is not a good predictor of how the Fund will perform in the future. Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Key Fund Statistics
Fund net assets	$63,977,818
Total number of portfolio holdings	72
Total advisory fees paid	$324,475
Portfolio turnover rate	59%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Industrials	24.0%
Information Technology	18.8%
Health Care	16.9%
Consumer Discretionary	14.7%
Financials	8.3%
Real Estate	7.6%
Communication Services	3.8%
Energy	3.1%
Materials	2.9%
Short-Term Investment Funds	1.1%
Other Assets/Liabilities (Net)	(1.2)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/resources or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/resources. You can also request this information by contacting us at 800.543.0407.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,300 for 2024 and $78,900 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $1,400 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The fees for 2024 relate to out of scope audit procedures.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,520 and $14,520 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,517 and $243 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The fees relate to the Rapid Security Analyzer, PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $ 2,274,258 for 2024 and $914,362 for 2023.

(h)	The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The financial statements including the financial highlights are attached herewith.

December 31, 2024
Annual Financial Statements
Touchstone Variable Series Trust
Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Common Stock Fund
Touchstone Small Company Fund

Page
Portfolios of Investments:
Touchstone Balanced Fund	3-5
Touchstone Bond Fund	6-10
Touchstone Common Stock Fund	11
Touchstone Small Company Fund	12-13
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16-17
Financial Highlights	18-19
Notes to Financial Statements	20-31
Report of Independent Registered Public Accounting Firm	32
Other Items (Unaudited)	33-36
Privacy Protection Policy	39
This report identifies the Funds' investments on December 31, 2024. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Portfolio of Investments
Touchstone Balanced Fund – December 31, 2024
Shares		Market Value
	Common Stocks — 62.3%
	Information Technology — 20.0%
10,266	Apple, Inc.	$ 2,570,812
1,822	Applied Materials, Inc.	296,312
6,494	Microsoft Corp.	2,737,221
8,869	NVIDIA Corp.	1,191,018
4,687	Oracle Corp.	781,042
2,471	Salesforce, Inc.	826,129
2,457	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	485,233
2,994	Texas Instruments, Inc.	561,405
1,542	Workday, Inc. - Class A*	397,882
		9,847,054
	Communication Services — 10.0%
10,321	Alphabet, Inc. - Class C	1,965,531
9,863	Comcast Corp. - Class A	370,158
3,504	Meta Platforms, Inc. - Class A	2,051,627
333	Netflix, Inc.*	296,810
2,397	Walt Disney Co. (The)	266,906
		4,951,032
	Financials — 8.6%
16,756	Bank of America Corp.	736,426
2,010	Berkshire Hathaway, Inc. - Class B*	911,093
7,154	Charles Schwab Corp. (The)	529,468
1,215	Goldman Sachs Group, Inc. (The)	695,733
323	Markel Group, Inc.*	557,572
2,587	Visa, Inc. - Class A	817,596
		4,247,888
	Health Care — 7.8%
2,448	Becton Dickinson & Co.	555,378
3,055	BioMarin Pharmaceutical, Inc.*	200,805
7,483	Bristol-Myers Squibb Co.	423,238
2,159	HCA Healthcare, Inc.	648,024
4,422	Johnson & Johnson	639,510
7,007	Medtronic PLC	559,719
1,628	UnitedHealth Group, Inc.	823,540
		3,850,214
	Consumer Discretionary — 5.3%
3,174	Airbnb, Inc. - Class A*	417,095
1,627	Alibaba Group Holding Ltd. (China) ADR	137,953
8,158	Amazon.com, Inc.*	1,789,784
3,066	Starbucks Corp.	279,773
		2,624,605
	Industrials — 4.5%
3,107	Boeing Co. (The)*	549,939
719	FedEx Corp.	202,276
703	Hubbell, Inc.	294,480
3,645	RTX Corp.	421,799
3,084	Southwest Airlines Co.	103,684
5,379	SS&C Technologies Holdings, Inc.	407,621
3,153	Stanley Black & Decker, Inc.	253,154
		2,232,953
	Consumer Staples — 2.5%
1,676	Diageo PLC (United Kingdom) ADR	213,070
7,835	Monster Beverage Corp.*	411,807
5,225	Philip Morris International, Inc.	628,829
		1,253,706
Shares		Market Value
	Common Stocks — 62.3% (Continued)
	Energy — 1.5%
5,767	Exxon Mobil Corp.	$ 620,356
3,491	Schlumberger NV	133,845
		754,201
	Materials — 1.3%
4,493	DuPont de Nemours, Inc.	342,591
3,272	International Flavors & Fragrances, Inc.	276,648
		619,239
	Real Estate — 0.8%
1,536	Jones Lang LaSalle, Inc.*	388,823
	Total Common Stocks	$30,769,715
Principal Amount
	Corporate Bonds — 19.6%
	Financials — 5.3%
$ 105,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 3.000%, 10/29/28	97,202
114,000	American Express Co., 5.282%, 7/27/29	115,272
107,000	American Tower Corp. REIT, 5.900%, 11/15/33	110,270
112,000	Ares Capital Corp., 3.250%, 7/15/25	110,915
81,000	Bank of America Corp., 2.687%, 4/22/32	69,657
82,000	Bank of America Corp., 3.705%, 4/24/28	79,862
94,000	Bank of Montreal (Canada), 3.803%, 12/15/32	89,951
80,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	82,863
70,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	58,537
130,000	Citigroup, Inc., 4.542%, 9/19/30	126,343
60,000	Citigroup, Inc., 6.174%, 5/25/34	61,173
112,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 5.355%, 2/15/27(A)	110,491
122,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	104,015
55,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	53,428
128,000	JPMorgan Chase & Co., 2.956%, 5/13/31	114,503
100,000	JPMorgan Chase & Co., 3.509%, 1/23/29	95,950
86,000	Macquarie Airfinance Holdings Ltd. (United Kingdom), 144a, 6.400%, 3/26/29	88,630
64,000	Marsh & McLennan Cos., Inc., 5.350%, 11/15/44	62,165
112,000	Mastercard, Inc., 2.000%, 11/18/31	93,053
109,000	Morgan Stanley, 3.950%, 4/23/27	106,797
66,000	Morgan Stanley, 5.297%, 4/20/37	64,161
74,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	70,743
113,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	84,781
104,000	PNC Capital Trust, (TSFR3M + 0.832%), 5.331%, 6/1/28(A)	102,340
98,000	Royal Bank of Canada (Canada), MTN, 4.969%, 8/2/30	97,239
117,000	State Street Corp., (TSFR3M + 1.262%), 5.620%, 6/15/47(A)	107,953
185,000	Truist Financial Corp., Ser A, (TSFR3M + 0.932%), 5.455%, 5/15/27(A)	182,259
68,000	US Bancorp, 4.967%, 7/22/33	65,153
		2,605,706
	Industrials — 2.5%
100,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	87,647
83,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	85,276
94,000	FedEx Corp., 5.100%, 1/15/44	85,814
102,000	Ingersoll Rand, Inc., 5.176%, 6/15/29	103,046
120,000	John Deere Capital Corp., MTN, 5.100%, 4/11/34	119,791
66,000	Keysight Technologies, Inc., 4.950%, 10/15/34	63,530
81,000	Norfolk Southern Corp., 4.837%, 10/1/41	73,960
54,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 144a, 5.350%, 1/12/27	54,361
64,000	RTX Corp., 6.400%, 3/15/54	69,720

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 19.6% (Continued)
	Industrials — 2.5% (Continued)
$ 130,000	Textron Financial Corp., 144a, (TSFR3M + 1.997%), 6.520%, 2/15/42(A)	$ 116,149
98,000	Timken Co. (The), 4.500%, 12/15/28	96,120
114,000	Waste Management, Inc., 4.875%, 2/15/34	111,822
52,000	WestRock MWV LLC, 8.200%, 1/15/30	58,989
117,000	Xylem, Inc., 1.950%, 1/30/28	107,268
		1,233,493
	Consumer Staples — 2.0%
59,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	53,698
88,000	BAT Capital Corp. (United Kingdom), 2.259%, 3/25/28	80,849
78,000	Cargill, Inc., 144a, 4.760%, 11/23/45	69,064
155,000	Coca-Cola Co. (The), 2.500%, 3/15/51	91,030
78,000	ERAC USA Finance LLC, 144a, 4.200%, 11/1/46	63,382
64,000	Kroger Co. (The), 5.000%, 4/15/42	57,844
96,000	Mars, Inc., 144a, 3.875%, 4/1/39	80,422
40,000	Mars, Inc., 144a, 3.600%, 4/1/34	35,067
55,000	PepsiCo, Inc., 1.625%, 5/1/30	46,924
156,000	Pernod Ricard International Finance LLC, 144a, 1.625%, 4/1/31	125,618
125,000	Philip Morris International, Inc., 5.375%, 2/15/33	125,272
65,000	Starbucks Corp., 3.350%, 3/12/50	43,479
70,000	Tyson Foods, Inc., 5.400%, 3/15/29	70,773
62,000	Walmart, Inc., 4.500%, 9/9/52	54,190
		997,612
	Consumer Discretionary — 2.0%
153,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	123,415
86,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a, 4.750%, 10/20/28	84,838
161,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	137,913
59,000	Home Depot, Inc. (The), 5.950%, 4/1/41	61,979
84,000	Hyundai Capital America, 144a, 5.350%, 3/19/29	84,423
113,000	Lowe's Cos., Inc., 4.500%, 4/15/30	110,850
64,000	Mattel, Inc., 5.450%, 11/1/41	57,277
113,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	105,588
110,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	103,531
60,000	Toyota Motor Credit Corp., MTN, 4.650%, 1/5/29	59,591
71,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	53,004
		982,409
	Energy — 1.7%
72,000	Apache Corp., 5.100%, 9/1/40	62,735
104,000	BP Capital Markets America, Inc., 4.970%, 10/17/29	104,463
93,000	Cheniere Energy Partners LP, 3.250%, 1/31/32	80,640
30,000	Cheniere Energy Partners LP, 4.000%, 3/1/31	27,759
106,000	DCP Midstream Operating LP, 144a, 6.750%, 9/15/37	113,880
87,000	HF Sinclair Corp., 5.000%, 2/1/28	85,938
95,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	93,172
97,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	108,673
89,000	Occidental Petroleum Corp., 7.950%, 6/15/39	101,512
80,000	Western Midstream Operating LP, 5.250%, 2/1/50	68,495
		847,267
	Health Care — 1.5%
84,000	AbbVie, Inc., 4.450%, 5/14/46	71,496
90,000	Amgen, Inc., 5.150%, 3/2/28	90,648
67,000	Becton Dickinson & Co., 4.685%, 12/15/44	57,964
86,000	CommonSpirit Health, 4.187%, 10/1/49	67,401
73,000	CVS Health Corp., 5.125%, 7/20/45	61,459
104,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	81,131
72,000	Elevance Health, Inc., 4.750%, 2/15/33	69,040
72,000	Thermo Fisher Scientific, Inc., 5.404%, 8/10/43	70,864
Principal Amount		MarketValue
	Corporate Bonds — 19.6% (Continued)
	Health Care — 1.5% (Continued)
$ 107,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	$ 84,659
100,000	Viatris, Inc., 2.700%, 6/22/30	86,779
		741,441
	Communication Services — 1.4%
108,000	AT&T, Inc., 3.800%, 12/1/57	74,665
54,000	AT&T, Inc., 4.500%, 5/15/35	49,950
42,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.384%, 10/23/35	41,940
60,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	56,745
74,000	Comcast Corp., 4.000%, 3/1/48	56,282
104,000	Rogers Communications, Inc. (Canada), 5.300%, 2/15/34	101,440
118,000	T-Mobile USA, Inc., 3.875%, 4/15/30	111,021
42,000	T-Mobile USA, Inc., 5.750%, 1/15/54	41,125
98,000	Verizon Communications, Inc., 2.987%, 10/30/56	58,242
120,000	Videotron Ltd. (Canada), 144a, 3.625%, 6/15/29	111,458
		702,868
	Information Technology — 1.3%
107,000	Apple, Inc., 4.650%, 2/23/46	98,070
112,000	Broadcom, Inc., 144a, 3.419%, 4/15/33	98,062
128,000	Cisco Systems, Inc., 4.850%, 2/26/29	128,806
105,000	Marvell Technology, Inc., 2.950%, 4/15/31	92,132
54,000	Micron Technology, Inc., 2.703%, 4/15/32	45,272
20,000	Micron Technology, Inc., 6.750%, 11/1/29	21,300
138,000	Microsoft Corp., 2.525%, 6/1/50	85,181
46,000	Oracle Corp., 2.650%, 7/15/26	44,610
32,000	Oracle Corp., 3.600%, 4/1/40	25,056
24,000	Oracle Corp., 4.300%, 7/8/34	22,079
		660,568
	Utilities — 1.0%
141,000	CMS Energy Corp., 4.750%, 6/1/50	133,590
74,000	Duke Energy Progress LLC, 4.150%, 12/1/44	60,269
72,000	Edison International, 4.125%, 3/15/28	69,834
52,000	Georgia Power Co., 5.950%, 2/1/39	52,531
104,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	62,575
89,000	PacifiCorp., 5.750%, 4/1/37	89,538
		468,337
	Real Estate — 0.7%
100,000	Crown Castle, Inc. REIT, 4.800%, 9/1/28	98,858
94,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	86,678
74,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	73,937
46,000	Store Capital LLC REIT, 2.700%, 12/1/31	37,859
8,000	Store Capital LLC REIT, 2.750%, 11/18/30	6,903
63,000	Store Capital LLC REIT, 4.625%, 3/15/29	60,684
		364,919
	Materials — 0.2%
25,000	Celanese US Holdings LLC, 6.379%, 7/15/32	25,401
83,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	69,886
		95,287
	Total Corporate Bonds	$9,699,907
	U.S. Treasury Obligations — 10.0%
565,000	U.S. Treasury Bond, 4.125%, 8/15/44	511,855
120,000	U.S. Treasury Bond, 4.250%, 8/15/54	109,781
1,125,000	U.S. Treasury Note, 3.500%, 9/30/29	1,082,329
706,000	U.S. Treasury Note, 3.875%, 8/15/34	667,722
420,000	U.S. Treasury Note, 4.125%, 10/31/31	411,075
2,190,000	U.S. Treasury Note, 4.250%, 11/15/34	2,133,539
	Total U.S. Treasury Obligations	$4,916,301

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Commercial Mortgage-Backed Securities — 3.5%
$ 60,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	$ 52,282
145,000	BANK, Ser 2021-BN36, Class A5, 2.470%, 9/15/64	122,444
280,000	BANK, Ser 2021-BN37, Class A5, 2.618%, 11/15/64(A)(B)	236,972
75,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55(A)(B)	64,683
160,000	Benchmark Mortgage Trust, Ser 2018-B8, Class A5, 4.232%, 1/15/52	153,156
255,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	223,707
54,174	COMM Mortgage Trust, Ser 2015-DC1, Class A5, 3.350%, 2/10/48	54,089
80,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	69,322
235,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Class A4, 2.822%, 8/15/49	227,480
170,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	162,480
75,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	72,801
170,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C51, Class A4, 3.311%, 6/15/52	154,993
145,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	132,232
	Total Commercial Mortgage-Backed Securities	$1,726,641
	U.S. Government Mortgage-Backed Obligations — 3.5%
82,390	FHLMC, Pool #G05624, 4.500%, 9/1/39	79,958
53,099	FHLMC, Pool #Q29260, 4.000%, 10/1/44	49,586
266,349	FHLMC REMIC, Pool #QE9228, 4.500%, 9/1/52	250,813
283,176	FHLMC REMIC, Pool #SD1436, 4.500%, 8/1/52	266,897
263,745	FHLMC REMIC, Pool #SD1515, 4.500%, 8/1/52	248,582
245,598	FHLMC REMIC, Pool #SD1620, 5.000%, 9/1/52	237,780
259,664	FHLMC REMIC, Pool #SD1638, 5.000%, 9/1/52	251,481
31,953	FNMA, Pool #725423, 5.500%, 5/1/34	32,233
29,168	FNMA, Pool #725610, 5.500%, 7/1/34	29,361
6,843	FNMA, Pool #890310, 4.500%, 12/1/40	6,632
23,959	FNMA, Pool #AD9193, 5.000%, 9/1/40	23,867
242,548	FNMA, Pool #FS2906, 5.000%, 9/1/52	234,949
	Total U.S. Government Mortgage-Backed Obligations	$1,712,139
	Sovereign Government Obligations — 0.3%
146,000	Peruvian Government International Bond, 2.780%, 12/1/60	76,723
74,000	Republic of Poland Government International Bond, 5.500%, 3/18/54	68,207
	Total Sovereign Government Obligations	$144,930
Shares
	Short-Term Investment Fund — 0.4%
176,604	Dreyfus Government Cash Management, Institutional Shares, 4.36%∞Ω	176,604
	Total Investment Securities—99.6% (Cost $36,861,258)	$49,146,237
	Other Assets in Excess of Liabilities — 0.4%	217,741
	Net Assets — 100.0%	$49,363,978
(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2024.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
DAC – Designated Activity Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, these securities were valued at $1,822,217 or 3.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$30,769,715	$—	$—	$30,769,715
Corporate Bonds	—	9,699,907	—	9,699,907
U.S. Treasury Obligations	—	4,916,301	—	4,916,301
Commercial Mortgage-Backed Securities	—	1,726,641	—	1,726,641
U.S. Government Mortgage-Backed Obligations	—	1,712,139	—	1,712,139
Sovereign Government Obligations	—	144,930	—	144,930
Short-Term Investment Fund	176,604	—	—	176,604
Total	$30,946,319	$18,199,918	$—	$49,146,237
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Bond Fund – December 31, 2024
Principal Amount		Market Value
	Corporate Bonds — 46.5%
	Financials — 12.7%
$ 187,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 3.000%, 10/29/28	$ 173,112
239,000	American Express Co., 5.282%, 7/27/29	241,667
285,000	American Tower Corp. REIT, 5.900%, 11/15/33	293,709
191,000	Ares Capital Corp., 3.250%, 7/15/25	189,150
135,000	Bank of America Corp., 2.687%, 4/22/32	116,094
169,000	Bank of America Corp., 3.705%, 4/24/28	164,594
226,000	Bank of Montreal (Canada), 3.803%, 12/15/32	216,264
206,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	213,372
167,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	154,558
254,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	214,535
119,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	99,513
254,000	Citigroup, Inc., 4.542%, 9/19/30	246,855
122,000	Citigroup, Inc., 6.174%, 5/25/34	124,386
212,000	Citizens Bank NA, 4.575%, 8/9/28	210,046
236,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 5.355%, 2/15/27(A)	232,821
237,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	202,062
123,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	119,484
173,000	JPMorgan Chase & Co., 2.956%, 5/13/31	154,758
226,000	JPMorgan Chase & Co., 3.509%, 1/23/29	216,846
54,000	JPMorgan Chase & Co., 4.946%, 10/22/35	52,019
173,000	Macquarie Airfinance Holdings Ltd. (United Kingdom), 144a, 6.400%, 3/26/29	178,291
126,000	Marsh & McLennan Cos., Inc., 5.350%, 11/15/44	122,387
252,000	Mastercard, Inc., 2.000%, 11/18/31	209,369
210,000	Morgan Stanley, 3.950%, 4/23/27	205,757
170,000	Morgan Stanley, 5.297%, 4/20/37	165,263
185,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	176,856
266,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	199,574
182,000	PNC Capital Trust, (TSFR3M + 0.832%), 5.331%, 6/1/28(A)	179,095
204,000	Royal Bank of Canada (Canada), MTN, 4.969%, 8/2/30	202,415
230,000	State Street Corp., (TSFR3M + 1.262%), 5.620%, 6/15/47(A)	212,216
349,000	Truist Financial Corp., Ser A, (TSFR3M + 0.932%), 5.455%, 5/15/27(A)	343,828
159,000	US Bancorp, 4.967%, 7/22/33	152,344
		5,983,240
	Industrials — 5.6%
183,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	160,394
190,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	195,211
229,000	FedEx Corp., 5.100%, 1/15/44	209,057
202,000	Ingersoll Rand, Inc., 5.176%, 6/15/29	204,071
228,000	John Deere Capital Corp., MTN, 5.100%, 4/11/34	227,604
131,000	Keysight Technologies, Inc., 4.950%, 10/15/34	126,098
164,000	Norfolk Southern Corp., 4.837%, 10/1/41	149,746
108,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 144a, 5.350%, 1/12/27	108,721
112,000	RTX Corp., 6.400%, 3/15/54	122,011
254,000	Textron Financial Corp., 144a, (TSFR3M + 1.997%), 6.520%, 2/15/42(A)	226,937
194,000	Timken Co. (The), 4.500%, 12/15/28	190,278
239,000	Waste Management, Inc., 4.875%, 2/15/34	234,434
347,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	333,692
136,000	WestRock MWV LLC, 8.200%, 1/15/30	154,278
		2,642,532
	Consumer Discretionary — 4.8%
289,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	233,117
172,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a, 4.750%, 10/20/28	169,675
Principal Amount		Market Value
	Corporate Bonds — 46.5% (Continued)
	Consumer Discretionary — 4.8% (Continued)
$ 454,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	$ 388,898
153,000	Home Depot, Inc. (The), 5.950%, 4/1/41	160,725
159,000	Hyundai Capital America, 144a, 5.350%, 3/19/29	159,801
171,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	175,605
208,000	Lowe's Cos., Inc., 4.500%, 4/15/30	204,042
126,000	Mattel, Inc., 5.450%, 11/1/41	112,764
227,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	212,110
241,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	226,828
125,000	Toyota Motor Credit Corp., MTN, 4.650%, 1/5/29	124,148
139,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	103,769
		2,271,482
	Consumer Staples — 4.5%
124,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	112,857
206,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	197,991
185,000	BAT Capital Corp. (United Kingdom), 2.259%, 3/25/28	169,967
156,000	Cargill, Inc., 144a, 4.760%, 11/23/45	138,128
302,000	Coca-Cola Co. (The), 2.500%, 3/15/51	177,362
158,000	ERAC USA Finance LLC, 144a, 4.200%, 11/1/46	128,389
144,000	Kroger Co. (The), 5.000%, 4/15/42	130,148
226,000	Mars, Inc., 144a, 3.875%, 4/1/39	189,326
46,000	Mars, Inc., 144a, 3.600%, 4/1/34	40,328
310,000	Pernod Ricard International Finance LLC, 144a, 1.625%, 4/1/31	249,626
253,000	Philip Morris International, Inc., 5.375%, 2/15/33	253,550
111,000	Starbucks Corp., 3.350%, 3/12/50	74,248
129,000	Tyson Foods, Inc., 5.400%, 3/15/29	130,425
132,000	Walmart, Inc., 4.500%, 9/9/52	115,373
		2,107,718
	Energy — 4.3%
180,000	Aker BP ASA (Norway), 144a, 5.125%, 10/1/34	169,067
140,000	Apache Corp., 5.100%, 9/1/40	121,984
222,000	Cheniere Energy Partners LP, 3.250%, 1/31/32	192,494
70,000	Cheniere Energy Partners LP, 4.000%, 3/1/31	64,771
307,000	DCP Midstream Operating LP, 144a, 6.750%, 9/15/37	329,823
171,000	HF Sinclair Corp., 5.000%, 2/1/28	168,913
177,685	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	147,564
266,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	260,882
199,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	222,948
167,000	Occidental Petroleum Corp., 7.950%, 6/15/39	190,478
203,000	Western Midstream Operating LP, 5.250%, 2/1/50	173,807
		2,042,731
	Health Care — 3.7%
191,000	AbbVie, Inc., 4.450%, 5/14/46	162,568
156,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	114,588
204,000	Amgen, Inc., 5.150%, 3/2/28	205,468
179,000	Becton Dickinson & Co., 4.685%, 12/15/44	154,861
177,000	CommonSpirit Health, 4.187%, 10/1/49	138,721
162,000	CVS Health Corp., 5.125%, 7/20/45	136,388
197,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	153,681
183,000	Elevance Health, Inc., 4.750%, 2/15/33	175,477
152,000	Thermo Fisher Scientific, Inc., 5.404%, 8/10/43	149,602
210,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	166,152
204,000	Viatris, Inc., 2.700%, 6/22/30	177,029
		1,734,535
	Information Technology — 3.3%
228,000	Apple, Inc., 4.650%, 2/23/46	208,970

Touchstone Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 46.5% (Continued)
	Information Technology — 3.3% (Continued)
$ 291,000	Broadcom, Inc., 4.150%, 11/15/30	$ 278,351
16,000	Broadcom, Inc., 144a, 3.419%, 4/15/33	14,009
272,000	Cisco Systems, Inc., 4.850%, 2/26/29	273,712
245,000	Marvell Technology, Inc., 2.950%, 4/15/31	214,975
136,000	Micron Technology, Inc., 2.703%, 4/15/32	114,019
56,000	Micron Technology, Inc., 6.750%, 11/1/29	59,639
282,000	Microsoft Corp., 2.525%, 6/1/50	174,066
117,000	Oracle Corp., 2.650%, 7/15/26	113,465
81,000	Oracle Corp., 3.600%, 4/1/40	63,422
64,000	Oracle Corp., 4.300%, 7/8/34	58,878
		1,573,506
	Communication Services — 3.1%
134,000	AT&T, Inc., 3.800%, 12/1/57	92,640
161,000	AT&T, Inc., 4.500%, 5/15/35	148,924
82,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.384%, 10/23/35	81,883
138,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	130,514
164,000	Comcast Corp., 4.000%, 3/1/48	124,734
216,000	Rogers Communications, Inc. (Canada), 5.300%, 2/15/34	210,682
226,000	T-Mobile USA, Inc., 3.875%, 4/15/30	212,634
99,000	T-Mobile USA, Inc., 5.750%, 1/15/54	96,937
228,000	Verizon Communications, Inc., 2.987%, 10/30/56	135,502
236,000	Videotron Ltd. (Canada), 144a, 3.625%, 6/15/29	219,201
		1,453,651
	Utilities — 2.0%
295,000	CMS Energy Corp., 4.750%, 6/1/50	279,496
126,000	Duke Energy Progress LLC, 4.150%, 12/1/44	102,621
140,000	Edison International, 4.125%, 3/15/28	135,788
143,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	127,657
90,000	Georgia Power Co., 5.950%, 2/1/39	90,919
228,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	137,183
86,000	PacifiCorp., 5.750%, 4/1/37	86,520
		960,184
	Real Estate — 1.9%
243,000	Crown Castle, Inc. REIT, 4.800%, 9/1/28	240,225
244,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	224,995
195,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	194,834
80,000	Store Capital LLC REIT, 2.700%, 12/1/31	65,842
45,000	Store Capital LLC REIT, 2.750%, 11/18/30	38,830
127,000	Store Capital LLC REIT, 4.625%, 3/15/29	122,331
		887,057
	Materials — 0.6%
119,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	100,385
41,000	Celanese US Holdings LLC, 6.379%, 7/15/32	41,658
203,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	170,927
		312,970
	Total Corporate Bonds	$21,969,606
	U.S. Treasury Obligations — 19.9%
2,100,000	U.S. Treasury Bond, 4.125%, 8/15/44	1,902,469
1,170,000	U.S. Treasury Bond, 4.250%, 8/15/54	1,070,367
1,556,000	U.S. Treasury Note, 3.875%, 8/15/34	1,471,636
38,000	U.S. Treasury Note, 4.000%, 2/15/34	36,386
310,000	U.S. Treasury Note, 4.125%, 10/31/31	303,413
4,740,000	U.S. Treasury Note, 4.250%, 11/15/34	4,617,797
	Total U.S. Treasury Obligations	$9,402,068
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 8.6%
$ 675,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	$ 651,336
285,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	248,339
365,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55(A)(B)	314,791
110,000	BBCMS Mortgage Trust, Ser 2024-5C27, Class AS, 6.410%, 7/15/57(A)(B)	113,885
65,000	Citigroup Commercial Mortgage Trust, Ser 2017-P8, Class AS, 3.789%, 9/15/50(A)(B)	60,306
250,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	219,320
250,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.541%, 1/10/43(A)(B)	216,603
390,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	337,945
210,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (TSFR1M + 1.564%), 5.962%, 10/15/36(A)	205,721
805,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	769,390
105,000	JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Class AS, 4.065%, 11/15/47	99,749
350,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (TSFR1M + 1.317%), 5.714%, 11/15/35(A)	325,625
355,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	344,589
70,000	UBS Commercial Mortgage Trust, Ser 2017-C1, Class AS, 3.724%, 6/15/50	66,906
80,000	Wells Fargo Commercial Mortgage Trust, Ser 2015-P2, Class AS, 4.013%, 12/15/48	78,959
	Total Commercial Mortgage-Backed Securities	$4,053,464
	Non-Agency Collateralized Mortgage Obligations — 6.0%
34,928	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.557%, 7/25/43(A)(B)	33,395
127,781	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.498%, 6/25/45(A)(B)	124,384
222,019	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.644%, 10/25/45(A)(B)	207,394
235,647	COLT Mortgage Loan Trust, Ser 2022-6, Class A1, 144a, 4.650%, 6/27/67(A)(B)	231,868
90,965	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.401%, 5/25/43(A)(B)	88,586
163,537	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.894%, 1/25/45(A)(B)	154,546
100,726	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.767%, 12/25/44(A)(B)	95,328
278,514	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67(A)(B)	264,882
57	Deutsche ALT-A Securities, Inc. ALT, Ser 2003-2XS, Class A6, 5.470%, 9/25/33(A)(B)	57
370,387	EverBank Mortgage Loan Trust, Ser 2018-1, Class B2, 144a, 3.568%, 2/25/48(A)(B)	327,985
208,103	GCAT Trust, Ser 2022-NQM2, Class A1, 144a, 4.210%, 2/25/67(A)(B)	200,112
289,383	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(B)	252,781
75,849	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	32,488
32,324	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.534%, 8/25/43(A)(B)	31,237
51,508	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.491%, 5/25/43(A)(B)	49,621
410,709	Sequoia Mortgage Trust, Ser 2018-CH3, Class B1B, 144a, 4.729%, 8/25/48(A)(B)	386,191

Touchstone Bond Fund (Continued)
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 6.0% (Continued)
$ 372,205	Sequoia Mortgage Trust, Ser 2018-CH3, Class B2B, 144a, 4.729%, 8/25/48(A)(B)	$ 349,986
19,753	Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	17,258
	Total Non-Agency Collateralized Mortgage Obligations	$2,848,099
	U.S. Government Mortgage-Backed Obligations — 6.0%
35,077	FHLMC, Pool #A95946, 4.000%, 1/1/41	33,127
21,526	FHLMC, Pool #A96485, 4.500%, 1/1/41	20,890
7,327	FHLMC, Pool #G03217, 5.500%, 9/1/37	7,368
3,272	FHLMC, Pool #G03781, 6.000%, 1/1/38	3,393
493,418	FHLMC REMIC, Pool #QD2143, 2.000%, 12/1/51	385,965
2,018	FNMA, Pool #561741, 7.500%, 1/1/31	2,061
120,244	FNMA, Pool #725423, 5.500%, 5/1/34	121,298
108,030	FNMA, Pool #725610, 5.500%, 7/1/34	108,744
2,861	FNMA, Pool #889734, 5.500%, 6/1/37	2,884
19,891	FNMA, Pool #AB1149, 5.000%, 6/1/40	19,814
18,071	FNMA, Pool #AB1800, 4.000%, 11/1/40	17,044
31,694	FNMA, Pool #AD3795, 4.500%, 4/1/40	30,717
36,535	FNMA, Pool #AD9150, 5.000%, 8/1/40	36,394
79,865	FNMA, Pool #AD9193, 5.000%, 9/1/40	79,557
52,168	FNMA, Pool #AE0548, 4.500%, 11/1/40	50,560
43,778	FNMA, Pool #AE4429, 4.000%, 10/1/40	41,290
386	FNMA, Pool #AH2666, 4.000%, 1/1/26	384
701	FNMA, Pool #AH3493, 4.000%, 2/1/26	696
67,847	FNMA, Pool #AL0054, 4.500%, 2/1/41	65,755
197,639	FNMA, Pool #AR9195, 3.000%, 3/1/43	174,149
167,697	FNMA, Pool #AT2016, 3.000%, 4/1/43	147,770
130,390	FNMA, Pool #BC1158, 3.500%, 2/1/46	116,984
278,337	FNMA, Pool #FM4996, 2.000%, 12/1/50	219,805
154,700	FNMA, Pool #FM5468, 2.500%, 1/1/36	141,577
246,678	FNMA, Pool #FM5682, 2.500%, 1/1/51	203,256
74,659	FNMA, Pool #MA1175, 3.000%, 9/1/42	65,790
42,170	FNMA, Pool #MA2177, 4.000%, 2/1/35	40,848
266,585	FNMA, Pool #MA4166, 3.000%, 10/1/40	237,072
58,957	GNMA, Pool #4853, 4.000%, 11/20/40	55,851
45,870	GNMA, Pool #4883, 4.500%, 12/20/40	44,527
180,199	GNMA, Pool #5175, 4.500%, 9/20/41	174,924
15,879	GNMA, Pool #736696, 4.500%, 5/15/40	15,352
110,691	GNMA, Pool #AD1745, 3.000%, 2/20/43	95,751
67,681	GNMA, Pool #MA1157, 3.500%, 7/20/43	61,819
	Total U.S. Government Mortgage-Backed Obligations	$2,823,416
	Asset-Backed Securities — 5.4%
331,307	Driven Brands Funding LLC, Ser 2021-1A, Class A2, 144a, 2.791%, 10/20/51	299,457
128,914	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	125,751
283,500	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	269,434
265,990	Jersey Mike's Funding LLC, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	262,601
146,875	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2II, 144a, 4.846%, 7/30/47	143,852
292,500	Jimmy Johns Funding LLC, Ser 2022-1A, Class A2I, 144a, 4.077%, 4/30/52	282,437
375,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (TSFR3M + 1.962%), 6.579%, 10/19/34(A)	375,522
Principal Amount		Market Value
	Asset-Backed Securities — 5.4% (Continued)
$ 350,000	New Mountain CLO 1 Ltd. (Cayman Islands), Ser CLO-1A, Class AR, 144a, (TSFR3M + 1.462%), 6.118%, 10/15/34(A)	$ 350,262
291,750	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	280,338
182,738	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	169,754
	Total Asset-Backed Securities	$2,559,408
	Agency Collateralized Mortgage Obligations — 3.6%
230,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	159,295
725,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	514,615
6,715	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	6,324
173,042	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	159,552
450,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	346,714
675,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	497,291
	Total Agency Collateralized Mortgage Obligations	$1,683,791
	Sovereign Government Obligations — 1.0%
210,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	199,737
206,000	Chile Government International Bond, 3.100%, 1/22/61	121,421
138,000	Republic of Poland Government International Bond, 5.500%, 3/18/54	127,198
	Total Sovereign Government Obligations	$448,356
Shares
	Short-Term Investment Fund — 2.1%
996,829	Dreyfus Government Cash Management, Institutional Shares, 4.36%∞Ω	996,829
	Total Investment Securities—99.1% (Cost $49,575,475)	$46,785,037
	Other Assets in Excess of Liabilities — 0.9%	432,197
	Net Assets — 100.0%	$47,217,234
(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2024.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2024.

Touchstone Bond Fund (Continued)
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
ICE – Intercontinental Exchange, Inc.
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, these securities were valued at $11,362,502 or 24.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$21,969,606	$—	$21,969,606
U.S. Treasury Obligations	—	9,402,068	—	9,402,068
Commercial Mortgage-Backed Securities	—	4,053,464	—	4,053,464
Non-Agency Collateralized Mortgage Obligations	—	2,848,099	—	2,848,099
U.S. Government Mortgage-Backed Obligations	—	2,823,416	—	2,823,416
Asset-Backed Securities	—	2,559,408	—	2,559,408
Agency Collateralized Mortgage Obligations	—	1,683,791	—	1,683,791
Sovereign Government Obligations	—	448,356	—	448,356
Short-Term Investment Fund	996,829	—	—	996,829
Other Financial Instruments
Futures
Interest rate contracts	8,090	—	—	8,090
Total Assets	$1,004,919	$45,788,208	$—	$46,793,127
Liabilities:
Other Financial Instruments
Swap Agreements
Credit contracts	$—	$(15,140)	$—	$(15,140)
Futures
Interest rate contracts	(36,887)	—	—	(36,887)
Total Liabilities	$(36,887)	$(15,140)	$—	$(52,027)
Total	$968,032	$45,773,068	$—	$46,741,100

Touchstone Bond Fund (Continued)
Futures Contracts
At December 31, 2024, $36,550 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at December 31, 2024:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
30-Year U.S. Ultra Treasury Bond	3/20/2025	6	$713,438	$7,857
Long Futures:
2-Year U.S. Treasury Note	3/31/2025	18	3,700,969	233
5-Year U.S. Treasury Note	3/31/2025	28	2,976,531	(36,887)
				$(28,797)
Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection:
Wells Fargo	12/20/29	$2,020,000	5.000%	ICE	Markit CDX North America High Yield Series 43 5Y Index	$(155,456)	$(140,316)	$(15,140)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Common Stock Fund – December 31, 2024
Shares		Market Value
	Common Stocks — 99.9%
	Information Technology — 31.9%
65,888	Apple, Inc.	$ 16,499,673
12,126	Applied Materials, Inc.	1,972,051
45,333	Microsoft Corp.	19,107,860
58,650	NVIDIA Corp.	7,876,109
31,220	Oracle Corp.	5,202,501
16,359	Salesforce, Inc.	5,469,304
16,388	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	3,236,466
20,895	Texas Instruments, Inc.	3,918,021
10,454	Workday, Inc. - Class A*	2,697,446
		65,979,431
	Communication Services — 15.8%
69,563	Alphabet, Inc. - Class C	13,247,578
63,376	Comcast Corp. - Class A	2,378,501
23,381	Meta Platforms, Inc. - Class A	13,689,809
1,630	Netflix, Inc.*	1,452,852
16,977	Walt Disney Co. (The)	1,890,389
		32,659,129
	Financials — 13.7%
113,647	Bank of America Corp.	4,994,786
12,059	Berkshire Hathaway, Inc. - Class B*	5,466,104
50,720	Charles Schwab Corp. (The)	3,753,787
8,310	Goldman Sachs Group, Inc. (The)	4,758,472
2,156	Markel Group, Inc.*	3,721,752
17,688	Visa, Inc. - Class A	5,590,115
		28,285,016
	Health Care — 12.7%
15,430	Becton Dickinson & Co.	3,500,604
20,439	BioMarin Pharmaceutical, Inc.*	1,343,456
50,911	Bristol-Myers Squibb Co.	2,879,526
14,303	HCA Healthcare, Inc.	4,293,045
31,464	Johnson & Johnson	4,550,324
47,426	Medtronic PLC	3,788,389
11,520	UnitedHealth Group, Inc.	5,827,507
		26,182,851
	Consumer Discretionary — 9.0%
21,236	Airbnb, Inc. - Class A*	2,790,623
10,314	Alibaba Group Holding Ltd. (China) ADR	874,524
57,580	Amazon.com, Inc.*	12,632,476
25,379	Starbucks Corp.	2,315,834
		18,613,457
	Industrials — 6.8%
20,178	Boeing Co. (The)*	3,571,506
6,757	FedEx Corp.	1,900,947
4,546	Hubbell, Inc.	1,904,274
18,574	RTX Corp.	2,149,383
35,686	SS&C Technologies Holdings, Inc.	2,704,285
21,573	Stanley Black & Decker, Inc.	1,732,096
		13,962,491
Shares		Market Value
	Common Stocks — 99.9% (Continued)
	Consumer Staples — 4.1%
11,277	Diageo PLC (United Kingdom) ADR	$ 1,433,645
52,894	Monster Beverage Corp.*	2,780,109
35,214	Philip Morris International, Inc.	4,238,005
		8,451,759
	Energy — 2.6%
39,648	Exxon Mobil Corp.	4,264,935
28,112	Schlumberger NV	1,077,814
		5,342,749
	Materials — 1.9%
27,360	DuPont de Nemours, Inc.	2,086,200
22,409	International Flavors & Fragrances, Inc.	1,894,681
		3,980,881
	Real Estate — 1.4%
11,418	Jones Lang LaSalle, Inc.*	2,890,352
	Total Common Stocks	$206,348,116
	Short-Term Investment Fund — 0.2%
364,191	Dreyfus Government Cash Management, Institutional Shares, 4.36%∞Ω	364,191
	Total Investment Securities—100.1% (Cost $89,985,730)	$206,712,307
	Liabilities in Excess of Other Assets — (0.1%)	(284,823)
	Net Assets — 100.0%	$206,427,484
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$206,348,116	$—	$—	$206,348,116
Short-Term Investment Fund	364,191	—	—	364,191
Total	$206,712,307	$—	$—	$206,712,307
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Company Fund – December 31, 2024
Shares		Market Value
	Common Stocks — 100.1%
	Industrials — 24.0%
11,293	Albany International Corp. - Class A	$ 903,101
2,390	CACI International, Inc. - Class A*	965,703
4,179	Clean Harbors, Inc.*	961,755
3,928	Crane Co.	596,074
17,754	CSG Systems International, Inc.	907,407
1,850	Curtiss-Wright Corp.	656,510
1,340	EMCOR Group, Inc.	608,226
6,768	ESCO Technologies, Inc.	901,565
28,925	ExlService Holdings, Inc.*	1,283,692
6,830	Federal Signal Corp.	631,024
14,980	Hexcel Corp.	939,246
6,158	ITT, Inc.	879,855
24,952	KBR, Inc.	1,445,469
13,122	MAXIMUS, Inc.	979,557
12,570	NEXTracker, Inc. - Class A*	459,182
34,040	WNS Holdings Ltd. (India) ADR*	1,613,156
16,460	Zurn Elkay Water Solutions Corp.	613,958
		15,345,480
	Information Technology — 18.8%
6,462	Advanced Energy Industries, Inc.	747,201
29,820	Box, Inc. - Class A*	942,312
81,929	CCC Intelligent Solutions Holdings, Inc.*	961,027
10,360	Ciena Corp.*	878,631
5,247	CommVault Systems, Inc.*	791,825
45,396	DoubleVerify Holdings, Inc.*	872,057
35,610	LiveRamp Holdings, Inc.*	1,081,476
6,212	Onto Innovation, Inc.*	1,035,354
6,950	Qualys, Inc.*	974,529
24,824	RingCentral, Inc. - Class A*	869,088
4,904	SPS Commerce, Inc.*	902,287
20,292	Tower Semiconductor Ltd. (Israel)*	1,045,241
34,782	Verint Systems, Inc.*	954,766
		12,055,794
	Health Care — 16.9%
11,404	Bio-Techne Corp.	821,430
1,840	Chemed Corp.	974,832
11,180	Doximity, Inc. - Class A*	596,900
13,710	Encompass Health Corp.	1,266,118
5,897	Ensign Group, Inc. (The)	783,475
18,405	Globus Medical, Inc. - Class A*	1,522,278
12,074	Haemonetics Corp.*	942,738
20,144	LivaNova PLC*	932,869
8,853	Merit Medical Systems, Inc.*	856,262
42,518	Option Care Health, Inc.*	986,418
64,811	Progyny, Inc.*	1,117,990
		10,801,310
	Consumer Discretionary — 14.7%
8,820	Champion Homes, Inc.*	777,042
8,270	Crocs, Inc.*	905,813
11,704	Frontdoor, Inc.*	639,858
5,370	Grand Canyon Education, Inc.*	879,606
17,782	Malibu Boats, Inc. - Class A*	668,425
8,550	PVH Corp.	904,163
20,560	Steven Madden Ltd.	874,211
13,288	Stride, Inc.*	1,381,022
4,798	Texas Roadhouse, Inc.	865,703
2,124	TopBuild Corp.*	661,286
22,720	YETI Holdings, Inc.*	874,947
		9,432,076
Shares		Market Value
	Common Stocks — 100.1% (Continued)
	Financials — 8.3%
23,765	Atlantic Union Bankshares Corp.	$ 900,218
3,416	Evercore, Inc. - Class A	946,881
46,908	FNB Corp.	693,300
32,920	Home BancShares, Inc.	931,636
9,130	SouthState Corp.	908,253
16,265	Webster Financial Corp.	898,153
		5,278,441
	Real Estate — 7.6%
11,410	Agree Realty Corp. REIT	803,835
43,980	Apple Hospitality REIT, Inc.	675,093
4,913	Colliers International Group, Inc. (Canada)†	668,021
30,375	COPT Defense Properties REIT	940,106
36,280	Kite Realty Group Trust REIT	915,707
26,110	STAG Industrial, Inc. REIT	883,040
		4,885,802
	Communication Services — 3.8%
43,316	Cargurus, Inc.*	1,582,767
15,759	Ziff Davis, Inc.*	856,344
		2,439,111
	Energy — 3.1%
16,391	Cactus, Inc. - Class A	956,579
38,490	Oceaneering International, Inc.*	1,003,819
		1,960,398
	Materials — 2.9%
3,751	Eagle Materials, Inc.	925,597
17,331	Silgan Holdings, Inc.	902,078
		1,827,675
	Total Common Stocks	$64,026,087
	Short-Term Investment Funds — 1.1%
48,145	Dreyfus Government Cash Management, Institutional Shares, 4.36%∞Ω	48,145
655,306	Invesco Government & Agency Portfolio, Institutional Class, 4.42%∞Ω**	655,306
	Total Short-Term Investment Funds	$703,451
	Total Investment Securities—101.2% (Cost $45,352,782)	$64,729,538
	Liabilities in Excess of Other Assets — (1.2%)	(751,720)
	Net Assets — 100.0%	$63,977,818
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2024 was $651,568.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

Touchstone Small Company Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$64,026,087	$—	$—	$64,026,087
Short-Term Investment Funds	703,451	—	—	703,451
Total	$64,729,538	$—	$—	$64,729,538
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2024
	Touchstone Balanced Fund	Touchstone Bond Fund	Touchstone Common Stock Fund	Touchstone Small Company Fund
Assets
Investments, at cost	$36,861,258	$49,575,475	$89,985,730	$45,352,782
Investments, at market value	$49,146,237	$46,785,037	$206,712,307	$64,729,538
Cash	2	5,780	12	—
Cash deposits held at prime broker (A)	—	288,092	—	—
Foreign currency †	—	—	1,064	96
Dividends and interest receivable	192,053	425,224	129,094	34,503
Receivable for capital shares sold	—	544	173	5,404
Receivable for investments sold	168,658	—	—	—
Receivable for securities lending income	—	—	—	10
Total Assets	49,506,950	47,504,677	206,842,650	64,769,551

Liabilities
Payable for return of collateral for securities on loan	—	—	—	655,306
Payable for capital shares redeemed	29,705	27,752	68,489	40,293
Payable to Investment Adviser	34,517	4,042	80,700	21,927
Payable to other affiliates	6,756	11,121	125,639	8,578
Payable to Trustees	23,503	23,503	23,503	23,503
Payable for professional services	24,551	27,430	23,683	22,276
Payable for reports to shareholders	6,946	8,813	12,412	5,501
Payable for transfer agent services	7,952	15,882	59,550	10,360
Payable for variation margin on futures contracts	—	281	—	—
Payable for variation margin on swap agreements	—	155,456	—	—
Other accrued expenses and liabilities	9,042	13,163	21,190	3,989
Total Liabilities	142,972	287,443	415,166	791,733
Net Assets	$49,363,978	$47,217,234	$206,427,484	$63,977,818
Net assets consist of:
Paid-in capital	35,066,592	61,362,734	60,302,051	37,419,122
Distributable earnings (deficit)	14,297,386	(14,145,500)	146,125,433	26,558,696
Net Assets	$49,363,978	$47,217,234	$206,427,484	$63,977,818

Pricing of Class SC Shares
Net assets applicable to Class SC Shares	$33,148,901	$18,475,877	$77,314,244	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,551,439	2,191,498	6,116,992	—
Net asset value, offering price and redemption price per share	$12.99	$8.43	$12.64	$—

Pricing of Class I Shares
Net assets applicable to Class I Shares	$16,215,077	$28,741,357	$129,113,240	$63,977,818
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,247,874	3,389,936	10,121,551	4,313,202
Net asset value, offering price and redemption price per share	$12.99	$8.48	$12.76	$14.83
*Includes market value of securities on loan of:	$—	$—	$—	$651,568
†Cost of foreign currency:	$—	$—	$1,161	$108
(A)	Represents segregated cash for futures contracts and swap agreements.
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2024
	Touchstone Balanced Fund	Touchstone Bond Fund	Touchstone Common Stock Fund	Touchstone Small Company Fund
Investment Income
Dividends*	$416,947	$62,947	$2,613,929	$614,945
Interest	807,085	2,282,255	—	—
Income from securities loaned	133	125	869	410
Total Investment Income	1,224,165	2,345,327	2,614,798	615,355
Expenses
Investment advisory fees	278,958	194,862	1,057,279	324,475
Administration fees	68,238	69,004	286,199	87,298
Compliance fees and expenses	4,250	4,250	4,250	4,250
Custody fees	33,583	37,918	10,920	7,846
Professional fees	30,191	33,617	33,161	25,163
Transfer Agent fees, Class SC	10,942	9,083	31,917	—
Transfer Agent fees, Class I	5,241	33,907	124,816	30,358
Reports to Shareholders, Class SC	6,497	6,506	6,505	—
Reports to Shareholders, Class I	13,317	13,880	14,131	16,812
Shareholder servicing fees, Class SC	85,560	14,206	147,303	—
Trustee fees	34,123	34,123	34,123	34,123
Other expenses	32,413	36,835	24,336	19,613
Total Expenses	603,313	488,191	1,774,940	549,938
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(202,625)	(114,503)	(73,694)	(56,733)
Net Expenses	400,688	373,688	1,701,246	493,205
Net Investment Income (Loss)	823,477	1,971,639	913,552	122,150
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	2,189,535	(1,209,894)	28,518,047	8,113,603
Net realized losses on futures contracts	—	(186,231)	—	—
Net realized losses on swap agreements	—	(285,359)	—	—
Net change in unrealized appreciation (depreciation) on investments	3,467,435	566,625	11,759,044	182,433
Net change in unrealized appreciation (depreciation) on futures contracts	—	167,908	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	122,985	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	(88)	(8)
Net Realized and Unrealized Gains (Losses) on Investments	5,656,970	(823,966)	40,277,003	8,296,028
Change in Net Assets Resulting from Operations	$6,480,447	$1,147,673	$41,190,555	$8,418,178
*Net of foreign tax withholding of:	$1,130	$—	$7,409	$337
(A)	See Note 4 in Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
	Touchstone Balanced Fund		Touchstone Bond Fund		Touchstone Common Stock Fund
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
From Operations
Net investment income	$823,477	$873,846	$1,971,639	$2,707,092	$913,552	$1,128,595
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	2,189,535	(275,582)	(1,681,484)	(6,198,320)	28,518,047	14,240,097
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency transactions	3,467,435	8,533,394	857,518	6,717,227	11,758,956	31,747,985
Change in Net Assets from Operations	6,480,447	9,131,658	1,147,673	3,225,999	41,190,555	47,116,677

Distributions to Shareholders:
Distributed earnings, Class SC	(591,419)	(428,727)	(939,026)	(974,802)	(5,691,302)	(4,985,836)
Distributed earnings, Class I	(285,684)	(209,486)	(1,548,160)	(1,491,350)	(9,664,630)	(8,734,103)
Total Distributions	(877,103)	(638,213)	(2,487,186)	(2,466,152)	(15,355,932)	(13,719,939)

Share Transactions Class SC
Proceeds from Shares issued	408,352	470,654	1,751,415	920,396	277,856	611,837
Reinvestment of distributions	591,419	428,727	939,026	974,802	5,691,302	4,985,836
Cost of Shares redeemed	(6,033,221)	(12,486,028)	(3,794,866)	(37,115,082)	(12,248,252)	(11,169,815)
Change in Net Assets from Class SC Share Transactions	(5,033,450)	(11,586,647)	(1,104,425)	(35,219,884)	(6,279,094)	(5,572,142)

Share Transactions Class I
Proceeds from Shares issued	1,026,074	1,254,775	2,344,586	2,149,234	2,641,467	2,187,886
Reinvestment of distributions	285,684	209,486	1,548,159	1,491,350	9,664,629	8,734,103
Cost of Shares redeemed	(3,372,110)	(2,507,281)	(7,181,634)	(3,830,168)	(34,622,822)	(18,163,390)
Change in Net Assets from Class I Share Transactions	(2,060,352)	(1,043,020)	(3,288,889)	(189,584)	(22,316,726)	(7,241,401)
Change in Net Assets from Share Transactions	(7,093,802)	(12,629,667)	(4,393,314)	(35,409,468)	(28,595,820)	(12,813,543)

Total Increase (Decrease) in Net Assets	(1,490,458)	(4,136,222)	(5,732,827)	(34,649,621)	(2,761,197)	20,583,195

Net Assets
Beginning of period	50,854,436	54,990,658	52,950,061	87,599,682	209,188,681	188,605,486
End of period	$49,363,978	$50,854,436	$47,217,234	$52,950,061	$206,427,484	$209,188,681

Share Transactions Class SC
Shares issued	32,663	41,947	201,204	104,067	22,223	55,458
Shares reinvested	45,389	36,769	111,259	111,661	433,112	446,843
Shares redeemed	(482,028)	(1,142,797)	(424,094)	(4,255,888)	(979,238)	(1,029,947)
Change in Class SC Shares Outstanding	(403,976)	(1,064,081)	(111,631)	(4,040,160)	(523,903)	(527,646)

Share Transactions Class I
Shares issued	79,499	113,818	263,970	243,476	210,834	196,578
Shares reinvested	21,925	17,966	182,351	169,857	728,506	777,970
Shares redeemed	(267,270)	(232,153)	(806,631)	(434,749)	(2,728,474)	(1,668,407)
Change in Class I Shares Outstanding	(165,846)	(100,369)	(360,310)	(21,416)	(1,789,134)	(693,859)
Change in Shares Outstanding	(569,822)	(1,164,450)	(471,941)	(4,061,576)	(2,313,037)	(1,221,505)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Small Company Fund
For the Year Ended December 31, 2024	For the Year Ended December 31, 2023

$122,150	$257,871
8,113,603	2,362,205
182,425	6,669,021
8,418,178	9,289,097

—	—
(2,406,267)	(405,087)
(2,406,267)	(405,087)

—	—
—	—
—	—
—	—

1,499,676	2,197,427
2,406,267	405,087
(9,913,604)	(6,733,569)
(6,007,661)	(4,131,055)
(6,007,661)	(4,131,055)

4,250	4,752,955

63,973,568	59,220,613
$63,977,818	$63,973,568

—	—
—	—
—	—
—	—

104,199	178,382
153,789	30,414
(677,932)	(549,513)
(419,944)	(340,717)
(419,944)	(340,717)

Financial Highlights
Touchstone Balanced Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/21(3)	$14.67(4)	$0.05	$1.18	$1.23	$(0.03)	$ (0.17)	$(0.20)	$15.70	8.45%(5)	$52,471	0.79%(6)	1.13%(6)	0.46%(6)	132%(7)
12/31/22	15.70	0.14	(2.60)	(2.46)	(0.05)	(3.25)	(3.30)	9.94	(15.95)	39,940	0.79	1.23	1.03	61
12/31/23	9.94	0.18	1.67	1.85	(0.15)	—	(0.15)	11.64	18.57	34,400	0.79	1.24	1.66	49
12/31/24	11.64	0.20	1.39	1.59	(0.24)	—	(0.24)	12.99	13.62	33,149	0.79	1.25	1.62	81
Class I
12/31/20	$11.95	$0.12	$2.16	$2.28	$(0.16)	$ (0.48)	$(0.64)	$13.59	19.16%	$18,609	0.85%	1.38%	0.85%	71%
12/31/21	13.59	0.07	2.24	2.31	(0.03)	(0.17)	(0.20)	15.70	17.07	19,771	0.81	1.05	0.48	132(7)
12/31/22	15.70	0.14	(2.60)	(2.46)	(0.05)	(3.25)	(3.30)	9.94	(15.97)	15,050	0.79	0.96	1.03	61
12/31/23	9.94	0.18	1.67	1.85	(0.15)	—	(0.15)	11.64	18.61	16,454	0.79	0.99	1.66	49
12/31/24	11.64	0.20	1.38	1.58	(0.23)	—	(0.23)	12.99	13.59	16,215	0.79	1.06	1.62	81
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(3)	Represents the period from commencement of operations (April 13, 2021) through December 31, 2021.
(4)	Net asset value at the beginning of period is based on the net asset value of Class I shares on April 13, 2021.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover excludes the purchases and sales of securities of the Aggressive ETF Fund, the Conservative ETF Fund and the Moderate ETF Fund acquired on April 16, 2021. If these transactions were included, portfolio turnover would have been higher.
Touchstone Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/20	$10.01	$0.24	$0.72	$0.96	$(0.18)	$ —	$(0.18)	$10.79	9.62%	$66,042	0.77%	0.77%	2.39%	168%
12/31/21	10.79	0.16	(0.30)	(0.14)	(0.25)	(0.06)	(0.31)	10.34	(1.30)	65,530	0.79	0.79	1.47	142
12/31/22	10.34	0.23	(1.67)	(1.44)	(0.17)	(0.07)	(0.24)	8.66	(13.90)	54,930	0.78	0.78	2.49	163
12/31/23	8.66	0.31(2)	0.19	0.50	(0.44)	—	(0.44)	8.72	5.77	20,072	0.81	0.81	3.51	138
12/31/24	8.72	0.32(2)	(0.16)	0.16	(0.45)	—	(0.45)	8.43	1.96	18,476	0.91	0.95	3.66	181
Class I
12/31/20	$10.02	$0.28	$0.69	$0.97	$(0.18)	$ —	$(0.18)	$10.81	9.71%	$39,316	0.67%	0.82%	2.49%	168%
12/31/21	10.81	0.12	(0.25)	(0.13)	(0.26)	(0.06)	(0.32)	10.36	(1.21)	41,221	0.67	0.77	1.60	142
12/31/22	10.36	0.28	(1.72)	(1.44)	(0.19)	(0.07)	(0.26)	8.66	(13.85)	32,670	0.67	0.76	2.60	163
12/31/23	8.66	0.33(2)	0.20	0.53	(0.42)	—	(0.42)	8.77	6.07	32,878	0.61	0.87	3.72	138
12/31/24	8.77	0.35(2)	(0.16)	0.19	(0.48)	—	(0.48)	8.48	2.19	28,741	0.61	0.95	3.96	181
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Common Stock Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/20	$9.20	$0.04	$2.11	$2.15	$(0.06)	$ (0.31)	$(0.37)	$10.98	23.48%	$85,232	0.90%	0.90%	0.47%	15%
12/31/21	10.98	0.01	3.01	3.02	(0.05)	(0.44)	(0.49)	13.51	27.57	93,121	0.91	0.91	0.16	6
12/31/22	13.51	0.04	(2.42)	(2.38)	(0.02)	(1.60)	(1.62)	9.51	(17.79)	68,199	0.91	0.91	0.35	7
12/31/23	9.51	0.04	2.46	2.50	(0.07)	(0.73)	(0.80)	11.21	26.35	74,476	0.95	0.95	0.42	4
12/31/24	11.21	0.04(2)	2.37	2.41	(0.05)	(0.93)	(0.98)	12.64	21.26	77,314	0.92	0.92	0.31	9
Class I
12/31/20	$9.21	$0.07	$2.10	$2.17	$(0.06)	$ (0.31)	$(0.37)	$11.01	23.68%	$149,336	0.73%	0.80%	0.64%	15%
12/31/21	11.01	0.06	3.00	3.06	(0.07)	(0.44)	(0.51)	13.56	27.85	164,195	0.73	0.76	0.34	6
12/31/22	13.56	0.05	(2.42)	(2.37)	(0.04)	(1.60)	(1.64)	9.55	(17.66)	120,406	0.73	0.77	0.53	7
12/31/23	9.55	0.08	2.46	2.54	(0.05)	(0.73)	(0.78)	11.31	26.66	134,712	0.73	0.79	0.64	4
12/31/24	11.31	0.06(2)	2.40	2.46	(0.08)	(0.93)	(1.01)	12.76	21.48	129,113	0.73	0.78	0.50	9
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	The net investment income per share was based on average shares outstanding for the period.
Touchstone Small Company Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class I
12/31/20	$13.69	$0.01	$2.53	$2.54	$(0.02)	$ (0.50)	$(0.52)	$15.71	18.70%	$71,632	0.76%	0.87%	0.06%	95%
12/31/21	15.71	—(2)(3)	3.79	3.79	(0.01)	(0.36)	(0.37)	19.13	24.18	75,241	0.76	0.79	0.01	67
12/31/22	19.13	0.03	(2.73)	(2.70)	(—)(2)	(4.76)	(4.76)	11.67	(14.44)	59,221	0.76	0.80	0.23	75
12/31/23	11.67	0.06	1.88	1.94	(0.03)	(0.06)	(0.09)	13.52	16.60	63,974	0.76	0.85	0.43	65
12/31/24	13.52	0.03(3)	1.85	1.88	(0.06)	(0.51)	(0.57)	14.83	13.70	63,978	0.76	0.85	0.19	59
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)	The net investment income (loss) per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2024
1. Organization
The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following four funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Balanced Fund ("Balanced Fund”)
Touchstone Bond Fund ("Bond Fund”)
Touchstone Common Stock Fund ("Common Stock Fund”)
Touchstone Small Company Fund ("Small Company Fund”)
Each Fund is diversified with the exception of the Common Stock Fund which is non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2024, the following affiliates of Touchstone Advisors, Inc. (the “Adviser”) were invested in the Funds: separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.
The Balanced Fund, Bond Fund and Common Stock Fund offer Class SC shares and Class I shares. The Small Company Fund offers Class I shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of December 31, 2024, for each Fund’s investments, is included in each Fund’s Portfolio of Investments. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2024.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Notes to Financial Statements (Continued)
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by the Adviser and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company whose shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Collateralized Loan Obligations — The Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Futures Contracts — The Balanced Fund and the Bond Fund may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a

Notes to Financial Statements (Continued)
change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of December 31, 2024, the Balanced Fund did not, whereas the Bond Fund did, hold futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Balanced Fund and Bond Fund may enter into swap transactions to help enhance the value of their portfolio or manage their exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the “Derivatives Rule”).
As of December 31, 2024, the Bond Fund held swap agreements as shown on the Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements (Continued)
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Balanced Fund and Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of December 31, 2024, the Funds did not hold any assets and liabilities that were subject to a MNA.
The following table sets forth the fair value of the Bond Fund's  derivative financial instruments by primary risk exposure as of December 31, 2024:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Bond Fund	Swap Agreements - Credit Contracts*	$—	$15,140
	Futures Contracts - Interest Rate Contracts**	8,090	36,887
*	Statements of Assets and Liabilities Location: Payable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
The following table sets forth the effect of the Bond Fund's derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2024:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Bond Fund	Futures - Interest Rate Contracts*	$(186,231)	$167,908
	Swap Agreements - Credit Contracts**	(285,359)	122,985
*	Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized losses on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
For the year ended December 31, 2024, the average quarterly notional value of outstanding derivative financial instruments for the Bond Fund was as follows:
Bond Fund
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	$2,205,620
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	9,637,841
Futures Contracts (short) - Notional Value	1,648,706
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of December 31, 2024, the following Fund loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Small Company Fund	Common Stocks	$651,568	$655,306	$3,738
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Notes to Financial Statements (Continued)
When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security, or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds' policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Operating Segments — In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Each Fund represents a single operating segment. The management team of the Adviser, acts as the Funds’ CODM. The CODM monitors the operating results of the Funds as a whole and also monitors each Fund’s asset allocation for adherence to its principal investment strategies as disclosed in its prospectus. The financial information, including the Funds’ portfolio of investments, total returns, expense ratios and changes in net assets, are used by the CODM to assess the segment’s performance versus the Funds’ benchmarks and to make resource allocation decisions for the Funds’ single segment and is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying statements of assets and liabilities and segment expenses are listed on the accompanying statements of operations. The accounting policies of the segment are the same as those described in the summary of significant accounting policies.

Notes to Financial Statements (Continued)
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2024:
	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Purchases of investment securities	$6,711,646	$9,075,177	$18,509,716	$38,094,775
Proceeds from sales and maturities	$14,548,709	$13,165,797	$61,198,357	$45,204,905
For the year ended December 31, 2024, purchases and proceeds from sales and maturities in U.S. Government Securities were $33,720,590 and $32,994,735, respectively, for the Balanced Fund, and $80,101,859 and $80,627,939, respectively, for the Bond Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended December 31, 2024.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Distributor”), or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Distributor are each wholly-owned subsidiaries of Western & Southern.
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $136,492 for the Funds’ Board for the year ended December 31, 2024.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Balanced Fund	0.55% on all assets
Bond Fund	0.38% on the first $200 million 0.30% on such assets over $200 million
Common Stock Fund Small Company Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on such assets over $500 million
The Adviser has entered into investment sub-advisory agreements with Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”), an affiliate of the Adviser and wholly-owned subsidiary of Western & Southern. The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class SC	Class I	Termination Date
Balanced Fund	0.79%	0.79%	April 29, 2025
Bond Fund	0.91%	0.61%	April 29, 2025
Common Stock Fund	1.06%	0.73%	April 29, 2025
Small Company Fund	—	0.76%	April 29, 2025

Notes to Financial Statements (Continued)
The Expense Limitation Agreement can be terminated, with respect to each Fund, by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds' shareholders.
During the year ended December 31, 2024, the Adviser or its affiliates waived investment advisory fees, administration fees or shareholder servicing fees and other operating expenses of the Funds as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Shareholder Servicing Fees and Operating Expenses Reimbursed/ Waived	Total
Balanced Fund	$—	$68,238	$134,387	$202,625
Bond Fund	—	41,696	72,807	114,503
Common Stock Fund	—	—	73,694	73,694
Small Company Fund	—	9,563	47,170	56,733
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of December 31, 2024, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before December 31, 2025	Expires on or before December 31, 2026	Expires on or before December 31, 2027	Total
Balanced Fund	$224,509	$199,661	$202,625	$626,795
Bond Fund	30,703	83,506	114,503	228,712
Common Stock Fund	58,693	82,999	73,694	215,386
Small Company Fund	25,756	54,619	56,733	137,108
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2024.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing

Notes to Financial Statements (Continued)
agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION
The Trust has adopted a Shareholder Services Plan under which Class SC shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund offering Class SC shares will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.
DISTRIBUTION AGREEMENT
The Distributor acts as exclusive agent for the distribution of the Funds’ shares. The Distributor receives no compensation under this agreement.
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended December 31, 2024, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended December 31, 2024, the Funds did not utilize Interfund Lending.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended December 31, 2024 and December 31, 2023 were as follows:
	Balanced Fund		Bond Fund
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
From ordinary income	$877,103	$638,213	$2,487,186	$2,466,152
From long-term capital gains	—	—	—	—
Total distributions	$877,103	$638,213	$2,487,186	$2,466,152

Notes to Financial Statements (Continued)
	Common Stock Fund		Small Company Fund
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
From ordinary income	$1,131,184	$1,010,060	$268,968	$132,693
From long-term capital gains	14,224,748	12,709,879	2,137,299	272,394
Total distributions	$15,355,932	$13,719,939	$2,406,267	$405,087
The following information is computed on a tax basis for each item as of December 31, 2024:
	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Tax cost of portfolio investments	$36,916,556	$49,778,353	$90,002,883	$46,215,621
Gross unrealized appreciation on investments	13,819,064	199,530	118,783,296	20,490,570
Gross unrealized depreciation on investments	(1,589,383)	(3,192,846)	(2,073,872)	(1,976,653)
Net unrealized appreciation (depreciation) on investments	12,229,681	(2,993,316)	116,709,424	18,513,917
Gross unrealized depreciation on foreign currency transactions	—	—	(96)	(13)
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	(96)	(13)
Capital loss carryforwards	—	(13,044,612)	—	—
Undistributed ordinary income	827,149	1,903,575	935,257	1,769,875
Undistributed capital gains	1,240,556	—	28,480,848	6,274,917
Other temporary differences	—	(11,147)	—	—
Accumulated earnings (deficit)	$14,297,386	$(14,145,500)	$146,125,433	$26,558,696
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.
As of December 31, 2024, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Bond Fund	$ 2,338,955	$ 10,705,657	$ 13,044,612
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended December 31, 2024, the following Fund utilized capital loss carryforwards:
Fund	Utilized
Balanced Fund	$ 983,291
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to various temporary book/tax differences, have been made to the following Fund for the year ended December 31, 2024:
Fund	Paid-In Capital	Distributable Earnings
Bond Fund	$ 1	$ (1)

Notes to Financial Statements (Continued)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Certain Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments, positive or negative, in a particular sector of the market and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cybersecurity – With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to Cybersecurity risks that could result in losses to a Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A Cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cybersecurity incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security's duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities, operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.

Notes to Financial Statements (Continued)
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Touchstone Variable Series Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Variable Series Trust (the “Trust”) (comprising the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Variable Series Trust at December 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
February 14, 2025

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2024 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
For the fiscal year ended December 31, 2024, the Funds designated long-term capital gains as follows:
Balanced Fund	$ 1,240,556
Common Stock Fund	$ 28,480,949
Small Company Fund	$ 6,274,978
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 21, 2024, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Adviser with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and Sub-Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Adviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel.  In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers,

Other Items (Unaudited) (Continued)
was also considered. The Board also considered the Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, an affiliate of the Adviser, and the Adviser’s timeliness in responding to performance issues.  The Board considered the Adviser’s process for monitoring the Sub-Adviser, which includes an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, investment discipline, infrastructure and performance.  The Board considered that the Adviser conducts periodic due diligence of the Sub-Adviser, during which the Adviser examines a wide variety of factors, such as the financial condition of the Sub-Adviser, the quality of the Sub-Adviser’s systems, the effectiveness of the Sub-Adviser’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Adviser’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Adviser provides to the Funds.  The Board noted that the Adviser’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Adviser’s due diligence reviews of the Sub-Adviser are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser under the Investment Advisory Agreement.
Adviser’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Adviser and its affiliates (including the Sub-Adviser) and the direct and indirect benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Adviser’s business as a whole. The Board noted that the Adviser had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Adviser pays the Sub-Adviser’s sub-advisory fees out of the advisory fees the Adviser receives from the Funds. The Board reviewed the profitability of the Adviser’s relationship with the Funds both before and after-tax expenses, and also considered whether the Adviser has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Adviser’s parent company with respect to providing support and resources as needed. The Board also noted that the Adviser derives benefits to its reputation and other benefits from its association with the Funds.  The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits, including those relating to dividend received deductions.
The Board recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon their review, the Trustees concluded that the Adviser’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2024 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Adviser had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Adviser out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Adviser. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Adviser and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Balanced Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six-, twelve- and thirty-six-month periods ended September 30, 2024 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six-, twelve- and thirty-six-month periods ended September 30, 2024 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s

Other Items (Unaudited) (Continued)
overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Common Stock Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the twelve- and thirty-six-month periods ended September 30, 2024 was in the 4th quintile of its peer group, while the Fund’s performance for the six-month period ended September 30, 2024 was in the 2nd quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance.  Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Small Company Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2024 was in the 1st quintile, while the Fund’s performance for each of the twelve- and thirty-six-month periods ended September 30, 2024 was in the 2nd quintile. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but one of the Funds contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the appropriateness of adding breakpoints with respect to the one Fund that currently did not have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the one Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Adviser by a Fund was reduced by the total sub-advisory fee paid by the Adviser to the Fund’s Sub-Adviser.
Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Adviser, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Adviser’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Adviser regarding the services provided by the Sub-Adviser, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Adviser with the Adviser, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Adviser to discuss its respective performance and investment processes and strategies. The Board considered the Sub-Adviser’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted the Sub-Adviser’s brokerage practices.
Sub-Adviser’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of the Sub-Adviser and any indirect benefits derived by the Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Funds. In considering the profitability to the Sub-Adviser of its relationship with the Funds, the Board noted the undertaking of the

Other Items (Unaudited) (Continued)
Adviser to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Investment Advisory Agreement. As a consequence, the profitability to the Sub-Adviser of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but one of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Adviser and that the Adviser pays the sub-advisory fee to the Sub-Adviser out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage comparable institutional separate accounts, as applicable. The Board considered the amount retained by the Adviser and the sub-advisory fee paid to the Sub-Adviser with respect to the various services provided by the Adviser and the Sub-Adviser. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Balanced Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Common Stock Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Small Company Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2024 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-Adviser. The Board was mindful of the Adviser’s ongoing monitoring of the Sub-Adviser’s performance and the measures undertaken by the Adviser to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered; and (e) the Sub-Adviser’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

TVST-AR-NCSR-2412

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1) The registrant’s Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not Applicable

(a)(5) Not Applicable

(b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Variable Series Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	2/28/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	2/28/2025

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	2/28/2025